UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): May 23, 2013

Bank of Commerce Holdings

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-25135	94-2823865
(Commission File Number)	IRS Employer Identification No.

1901 Churn Creek Road

Redding, California 96002

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (530) 722-3939

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On May 23, 2013, Bank of Commerce Holdings (the “Company”) issued a press release announcing that it has elected Linda J. Miles to serve on the Board of Directors of Redding Bank of Commerce, the Company’s wholly-owned subsidiary, effective July 1, 2013. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The information in this Item 8.01 and Exhibit 99.1 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such document or filing.

Item 9.01 – Financial Statements and Exhibits

(a)	Financial statements - not applicable.

(b)	Pro forma financial information - not applicable.

(c)	Shell company transactions - not applicable.

(d)	Exhibits:

99.1 Press Release dated May 23, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 23, 2013

/S/ Samuel D. Jimenez
By:	Samuel D. Jimenez
Executive Vice President and Chief Financial Officer